Investments In Equity Instruments	12 Months Ended
Dec. 31, 2024
Investments In Equity Instruments [Abstract]
Investments In Equity Instruments

NOTE 14. INVESTMENTS IN EQUITY INSTRUMENTS
The Group’s “Investments in Equity Instruments” are detailed in Schedule A.
Prisma Medios de Pago S.A. (Prisma)
On October 1, 2021, within the framework of the divestment commitment assumed by Prisma Medios de Pago S.A. ("Prisma") and its shareholders before the National Commission for the Defense of Competition, the Bank, together with all other Prisma’s Class B shareholders, notified AL ZENITH (Netherlands) B.V. (a company linked to Advent International Global Private Equity), the exercise of the put option contemplated in the sale agreement entered into in February 2019. As a result of the exercise of the put option, the process to sell the remaining 49% shareholding in Prisma to AL ZENITH (Netherlands) B.V. was initiated.
In March 2022, the Bank executed the sale of the remaining 49% of Banco Galicia´s shareholding in Prisma to AL ZENITH (Netherlands) B.V. representing 7.4% of Prisma's share capital. The final sale price contemplated in the new sale agreement signed by the parties amounted to US$54,358 to be paid as follows: (i) 30% in Pesos, adjusted by a UVA rate plus a nominal annual rate of 15% and (ii) 70% in US Dollars at a nominal annual rate of 10% within a term of six years.
As a result of the aforementioned sale, as of December 31, 2024, Banco de Galicia y Buenos Aires S.A. maintains a credit in Units of Purchasing Value (Unidades de Valor Adquisitivo, UVA) that represents Ps. 18,367,547, net of provisions, and, in dollars, for Ps.32,526,094. On the other hand, Banco GGAL S.A. has a credit in UVA that represents Ps.18,720,593 and, in dollars, for Ps. 14,645,509.